UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2004

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2004, the wholly-owned subsidiary of Placer Sierra Bancshares (NASDAQNMS: PLSB) (the “Company”), Placer Sierra Bank (the “Bank”) entered into a lease with NNN Sacramento Corporate Center, LLC, a Virginia limited liability company, NNN Sacramento 1, LLC, NNN Sacramento 2, LLC, NNN Sacramento 3, LLC, NNN Sacramento 4, LLC, NNN Sacramento 5, LLC, NNN Sacramento 6, LLC, NNN Sacramento 7, LLC, NNN Sacramento 9, LLC, NNN Sacramento 10, LLC, NNN Sacramento 11, LLC, NNN Sacramento 12, LLC, NNN Sacramento 13, LLC, NNN Sacramento 14, LLC, NNN Sacramento 16, LLC NNN Sacramento 17, LLC, each a California limited liability company (collectively “Landlord”) for the premises located at 501-525 J Street in Sacramento, California. The lease was signed by Triple Net Properties Realty, Inc., a California corporation, as agent for the Landlord.

The lease is for an initial term of 124 months commencing on January 1, 2005 and expiring on April 30, 2015 and covers approximately 14,764 rentable square feet. The first four months of the lease term are free of Base Rent. Thereafter, Base Rent will begin at $33,219 per month and increases periodically over the lease term on scheduled dates through the 113th lease month, during which Base Rent will be $39,863 per month. Under the terms of the lease, the Bank also pays its percentage share of increases in property taxes and operating expenses over the 2005 base share amounts. The Bank has the option to extend the lease term for two additional five-year periods. The Bank also has a continuing right of first refusal to lease space adjacent to its current premises consisting of approximately 6,234 rentable square feet.

The lease is attached hereto as Exhibit 10.01.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet arrangement of a Registrant

See the disclosure under Item 1.01.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

(b) Pro forma financial information.

(c) Exhibits.

Filed herewith is the lease referenced in Item 1.01. Also filed herewith is a form of Nonstatutory Stock Option Agreement for the Company’s 2002 Stock Option Plan.

Exhibit No.	Description of Exhibit
10.1	Office Lease between NNN Sacramento Corporate Center, LLC, a Virginia limited liability company, NNN Sacramento 1, LLC, NNN Sacramento 2, LLC, NNN Sacramento 3, LLC, NNN Sacramento 4, LLC, NNN Sacramento 5, LLC, NNN Sacramento 6, LLC, NNN Sacramento 7, LLC, NNN Sacramento 9, LLC, NNN Sacramento 10, LLC, NNN Sacramento 11, LLC, NNN Sacramento 12, LLC, NNN Sacramento 13, LLC, NNN Sacramento 14, LLC, NNN Sacramento 16, LLC NNN Sacramento 17, LLC, each a California limited liability company (collectively “Landlord”) and Placer Sierra Bank.

10.2	Form of Nonstatutory Stock Option Agreement to the Placer Sierra Bancshares’ 2002 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares (Registrant)
Date March 2, 2005
/s/ Ronald W. Bachli
Ronald W. Bachli Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Office Lease between NNN Sacramento Corporate Center, LLC, a Virginia limited liability company, NNN Sacramento 1, LLC, NNN Sacramento 2, LLC, NNN Sacramento 3, LLC, NNN Sacramento 4, LLC, NNN Sacramento 5, LLC, NNN Sacramento 6, LLC, NNN Sacramento 7, LLC, NNN Sacramento 9, LLC, NNN Sacramento 10, LLC, NNN Sacramento 11, LLC, NNN Sacramento 12, LLC, NNN Sacramento 13, LLC, NNN Sacramento 14, LLC, NNN Sacramento 16, LLC NNN Sacramento 17, LLC, each a California limited liability company (collectively “Landlord”) and Placer Sierra Bank.

10.2	Form of Nonstatutory Stock Option Agreement to the Placer Sierra Bancshares’ 2002 Stock Option Plan